UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 23, 2005

                                  Uphonia, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware                      0-28008               13-3750708
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(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
 Incorporation or Organization)        File Number)        Identification No.)

2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania             19462
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, Including Area Code: (610) 397-0689

                             SmartServ Online, Inc.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

      On November 23, 2005, Prima Communications, Inc. ("Prima") gave written notice of termination of the Master Vendor Agreement, dated January 7, 2005, pursuant to which the Calling Card Division of the Company (the "Division") purchased its supply of calling cards. This termination was stated to be effective December 22, 2005. Notwithstanding this technical notice of termination, Prima orally assured the Division that Prima would continue to sell calling cards to the Division pursuant to the terms of such Master Vendor Agreement and such sales of Calling Cards continued after December 22, 2005 in accordance therewith. On or about February 11, 2006, Prima ceased supplying calling cards to the Division.

      The Company is in a dispute with Prima as master vendor of calling cards. Prima is controlled by some or all of the former owners of KPCCD, Inc., from whom the Company purchased the Division during January, 2005. The Company alleges that Prima has over charged the Company on sales of calling cards and other allegations. Prima has asserted that it is owed approximately $4,300,000 by the Division for calling cards.

      On November 23, 2005, in connection with the termination of the Master Vendor Agreement, Nimesh Patel and Kala Patel gave written notice of termination of their Employment Agreements effective December 23, 2005.

      The information contained in Item 8.01 hereof is incorporated herein by reference.

Item 2.05 Costs Associated with Exit or Disposal Activities

      The Division has discontinued its active operations and terminated its two employees effective March 27, 2006. After the discontinuance of the Division, the Company will have no ongoing revenues. In connection with such discontinuance, the Company will incur termination costs relating to the two employees of the Division of approximately $2,500 and expects to incur contract termination costs principally with respect to the leased premises used by the Division. The Company is unable in good faith to make a determination of an estimate of all of such termination costs. The Company will file an amendment to this Form 8-K within four business days after it makes a determination of such estimate or range of estimates.

      The information contained in Item 8.01 hereof is incorporated herein by reference.

Item 2.06 Material Impairments

      In connection with shutting down the Division, the Company is reviewing whether a material charge for impairment, including goodwill relating to the acquisition of KPCCD, Inc., will be required under generally accepted accounting principles. No conclusion has been reached as of the date of filing of this Form 8-K. If such conclusion is reached, the Company intends to file an amendment to this Form 8-K providing the information responsive to Item 2.06 with respect to such material impairment within four business days after it makes such conclusion.


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

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Internal Review

      In connection with the Company's pending SB-2 Registration Statement originally filed on September 30, 2005, the Securities and Exchange Commission has commented as to the appropriate accounting for options and warrants issued in connection with, and derivative instruments embedded in, our debt agreements and in our Series A preferred stock. In that regard, the Company has engaged a consultant experienced in the area of embedded derivatives and the consultant is assisting the Company in evaluating the appropriate accounting for embedded derivatives related to the Company's financings in 2003, 2004 and 2005.

      The officers of the Company have concluded that as the result of responding to these comments, that the options and warrants issued will have to be accounted for as derivative instrument liabilities rather than as equity (as we have historically treated them), and that the embedded conversion options related to the debt and series A preferred stock, together with any other embedded derivative instruments, may need to be bifurcated from the debt and series A preferred stock hosts and accounted for separately as derivative instrument liabilities. In periods subsequent to each financing the change in fair value of these instruments will result in an adjustment of this liability with the corresponding gain or loss being recorded in the statement of operations. At the date of conversion of the instrument or the exercise of the warrants, the corresponding liability will be reclassified to equity.

      The Company is continuing its analysis as to the extent that such change in accounting will be reflected in previously issued financial statements with respect to 2003, 2004 and 2005. The officers of the Company have concluded that previously issued financial statements concerning such periods should no longer be relied upon.

Item 5.02 Departure of Directors or Principal Officers

      (b) On March 23, 2006, Mr. Robert Hartnett resigned as a director of the Company, effective immediately.

Item 8.01 Other Events

      The Company is examining matters at the Division level relating to handling of funds, recordkeeping, pricing and internal control matters. The Company is also examining at the Division level that financial records appear to have been altered or are missing.

      The Company is developing a plan to evaluate the nature and magnitude of the foregoing matters, the impact on the Company and the affect on previously issued financial statements of the Company. As part of such plan the Company intends to engage a firm to undertake a forensic accounting of the above matters.

      The Audit Committee of the Company has launched an investigation with respect to the above-described matters. The Audit Committee has approved the retention of a firm to undertake forensic accounting of the above-described matters.

      In light of the above-described matters, the Company believes that there may be material weaknesses in its disclosure controls and procedures. The Company is reviewing and assessing such disclosure controls and procedures.

      The Company's lender CAMOFI Master LDC ("the Lender") has notified customers of the Division to pay the Lender directly with respect to the Division's outstanding accounts receivable. The Company is cooperating with the Lender in collection efforts. The outstanding amount due the Lender as of such date was approximately $3,000,000 which is secured by, among other things, the accounts receivable of the Division and $1,000,000 which is on deposit with a bank as security for a letter of credit issued on the Company's behalf.

      The Company expects that it will be late in filing its Form 10-K for its fiscal year ending December 31, 2005 due to the matters described in Item 4.02 hereof and herein.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time-to-time by the Company are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements concerning future plans or results are necessarily only estimates and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences are described from time to time in the Company's filings with the Securities and Exchange Commission, including but not limited to, the "Risk Factors" described under the heading "Certain Factors That May Affect Future Results" in the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 2004 and other SEC filings.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SMARTSERV ONLINE, INC.


Dated: March 28, 2006                            By: /s/ Robert M. Pons
                                                     ------------------------
                                                     Robert M. Pons,
                                                     Chief Executive Officer


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